EXHIBIT 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report of CNL Healthcare Properties, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2024, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen H. Mauldin, Chief Executive Officer and President and Ixchell C. Duarte, Chief Financial Officer, Senior Vice President and Treasurer of the Company, each certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2025	By:	/s/ Stephen H. Mauldin
Stephen H. Mauldin
Chief Executive Officer and President

Date: March 10, 2025	By:	/s/ Ixchell C. Duarte
Ixchell C. Duarte
Chief Financial Officer, Senior Vice President and Treasurer
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